UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            August 5, 2010
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                        Bill the Butcher, Inc.
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-52439                        20-5449905
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

           424 Queen Anne Ave. N., Suite #400, Seattle, WA  98109
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                               (206) 612-6370
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

On August 5, 2010, Bill the Butcher, Inc. (the "Company") issued a press release to announce it set a new record in monthly sales during the month ended July 31, 2010.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1  Press release issued on August 5, 2010 by Bill the Butcher, Inc.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Bill the Butcher, Inc.
                               ----------------------------------
                                            Registrant

                                By: /s/ J'Amy Owens
                                ------------------------------------
                                Name:   J'Amy Owens
                                Title:  President, Secretary,
                                        Treasurer and Director


Dated:  August 6, 2010
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